               FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 10, 1999 and entered into by and among UNIONTOOLS, INC., a Delaware corporation ("BORROWER"), ACORN PRODUCTS, INC., a Delaware corporation ("HOLDINGS"), H.B. SHERMAN MANUFACTURING COMPANY, a Missouri corporation ("H.B. SHERMAN"), UNIONTOOLS IRRIGATION, INC., a Delaware corporation formerly known as UnionTools Watering Products, Inc. ("IRRIGATION" and together with Borrower, Holdings and H.B. Sherman collectively, the "LOAN PARTIES"), HELLER FINANCIAL, INC., in its individual capacity as a Lender and as Agent for all Lenders ("AGENT"), and the other Lenders party hereto.

                                   R E C I T A L S

     WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of May 20, 1997, as amended by that certain Amendment No. 1 to Credit Agreement dated November 24, 1997, Second Amendment to Credit Agreement dated as of May 22, 1998, Third Amendment to Amended and Restated Credit Agreement dated as of October 29, 1998 and Fourth Amendment to Amended and Restated Credit Agreement dated as of February 26, 1999 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), pursuant to which, among other things, Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make loans and financial accommodations to Borrower; and

     WHEREAS, the Loan Parties have requested that the Agent and Requisite Lenders agree to modify the Credit Agreement pursuant to the terms and conditions of this Amendment; and

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Loan Parties, Requisite Lenders and Agent agree as follows:

     1. DEFINED TERMS. All capitalized terms used herein but not elsewhere defined shall have the respective meanings ascribed to such terms in the Credit Agreement, as amended by this Amendment.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

          2.1 TOTAL INTEREST COVERAGE. Subsection 4.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "4.5 TOTAL INTEREST COVERAGE. Borrower shall not permit Total Interest Coverage of Holdings and its Subsidiaries on a consolidated basis for the twelve (12) month period ending on the last day of any fiscal quarter ending on the dates or during the periods set forth below to be less than the amount set forth below for such date or period.

               DATE/PERIOD                             AMOUNT
               April 30, 1999                          2.40:1
               July 31, 1999                           2.50:1
               October 31, 1999                        2.75:1
               On and after
               January 31, 2000                        3.00:1

     "Total Interest Coverage" will be calculated as illustrated in Exhibit 4.10(C)."

          2.2  TOTAL INDEBTEDNESS TO OPERATING CASH FLOW RATIO.  Subsection
4.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "4.6 TOTAL INDEBTEDNESS TO OPERATING CASH FLOW RATIO. Borrower shall not permit the ratio of Total Indebtedness to Operating Cash Flow of Holdings and its Subsidiaries on a consolidated basis for the twelve
     (12) month period ending on the last day of any fiscal quarter ending on the dates or during the periods set forth below to be greater than the amount set forth below for such date or period.

               DATE/PERIOD                             AMOUNT
               April 30, 1999                          5.00:1
               July 31, 1999                           4.50:1
               On and after
               October 31, 1999                        3.00:1

     "Total Indebtedness" and "Operating Cash Flow" will be calculated as illustrated on Exhibit 4.10(C)."

          2.3 CLOSING AND CONSOLIDATION EXPENSES. The following non-recurring expenses in the sum of $805,000.00 shall not be deducted in calculating EBIDAT for the purposes of determining compliance with the financial covenants set forth in subsections 4.5 and 4.6 of the Credit
Agreement: expenses of $166,000.00 incurred during the quarter ended October 31, 1998 in connection with the discontinued operations of McGuire-Nicholas Company; expenses of $355,000.00 incurred during the quarter ended January 29, 1999 in connection with the consolidation of the operations of Irrigation; and expenses of $284,000.00 incurred during the quarter ended April 30, 1999 in connection with the consolidation of Borrower's operations at Columbus, Ohio into Frankfurt, New York.

     3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions in a manner, form and substance satisfactory to Agent:

          3.1 DELIVERY OF DOCUMENTS. This Amendment shall have been delivered to Agent, duly authorized and executed by the Loan Parties and Requisite Lenders, together with such other instruments, documents, certificates, consents, waivers, opinions and financing statements as Agent may reasonable request.

          3.2 MATERIAL ADVERSE CHANGE. No event shall have occurred since the Closing Date which has had or reasonably could be expected to have a Material Adverse Effect.

          3.3 PERFORMANCE; NO DEFAULT. Each Loan Party shall have performed and complied with all agreements and conditions contained in the Loan Documents to be performed by or complied with by such Loan Party prior to the date hereof, and no Event of Default shall exist.

     4. REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby confirms to Agent and the Lenders that the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof.

     5. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Each Loan Party hereby consents to the execution and delivery of this Amendment. Each Loan Party hereby agrees that except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and each other Loan Document, all as amended by this Amendment, and acknowledges that: (i) as of the date of the Amendment, such Loan Party, to its knowledge, has no defenses, claims or set-offs to the enforcement by Agent and Lenders of such liabilities, obligations and agreements; and (ii) other than as specifically set forth herein, Agent and Lenders do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Loan Documents. Agent's and each Lender's agreement to the terms of this Amendment or any other amendment shall not be deemed to establish or create a custom or course of dealing between Agent or Lenders, on the one hand, and any Loan Party, on the other hand.

     6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

     7. FURTHER ASSURANCES AND FEES AND EXPENSES. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent in order to effectuate fully the intent of this Amendment. The Borrower shall pay all fees and expenses incurred in the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and expenses of counsel for Agent.

     8. GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.

     9. SEVERABILITY. In the event that any provision of this Amendment is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Amendment shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     10. HEADINGS AND RECITALS. The paragraph headings used in this Amendment are for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment. The foregoing recitals are hereby incorporated herein by this reference thereto.

     11. NO STRICT CONSTRUCTION. The language used in this Amendment shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of the parties hereto on the date first set forth above.

                              UNIONTOOLS, INC., a Delaware corporation


                              By:  /s/ J.M. Dolloff
                                   -------------------------------------------
                                   Name:  J.M. Dolloff
                                          ------------------------------------
                                   Title: Senior Vice President, Finance
                                            and Administration
                                          ------------------------------------


                              ACORN PRODUCTS, INC., a Delaware corporation


                              By:  /s/ J.M. Dolloff
                                   -------------------------------------------
                                   Name:  J.M. Dolloff
                                          ------------------------------------
                                   Title: Senior Vice President, Finance
                                            and Administration
                                          ------------------------------------


                              H.B. SHERMAN MANUFACTURING COMPANY, a Missouri corporation

                              By:  /s/ J.M. Dolloff
                                   -------------------------------------------
                                   Name:  J.M. Dolloff
                                          ------------------------------------
                                   Title: President
                                          ------------------------------------


                              UNIONTOOLS IRRIGATION, INC., a Delaware
                              corporation


                              By:  /s/ J.M. Dolloff
                                   -------------------------------------------
                                   Name:  J.M. Dolloff
                                          ------------------------------------
                                   Title: President
                                          ------------------------------------


                              HELLER FINANCIAL, INC., a Delaware corporation, in its individual capacity as a Lender and as Agent for all Lenders


                              By:  /s/ William Vokevich
                                   -------------------------------------------
                                   Name:  William Vokevich
                                          ------------------------------------
                                   Title: Asst Vice President
                                          ------------------------------------


                              FLEET CAPITAL CORPORATION


                              By:  /s/ Matthew R. Van Steenhuyse
                                   -------------------------------------------
                                   Name:  Matthew R. Van Steenhuyse
                                          ------------------------------------
                                   Title: Senior Vice President
                                          ------------------------------------


                              PNC BANK, NATIONAL ASSOCIATION


                              By:  /s/ Warren T. Weber
                                   -------------------------------------------
                                   Name:  Warren T. Weber
                                          ------------------------------------
                                   Title: Vice President
                                          ------------------------------------


                              BANKBOSTON, N.A., (formerly known as The First National Bank of Boston)

                              By:  /s/ Gretchen Troiano
                                   -------------------------------------------
                                   Name:  Gretchen Troiano
                                          ------------------------------------
                                   Title: Vice President
                                          ------------------------------------


                              FIRSTAR BANK, N.A.


                              By:
                                   -------------------------------------------
                                   Name:
                                          ------------------------------------
                                   Title:
                                          ------------------------------------


                              SANWA BUSINESS CREDIT CORPORATION


                              By:  /s/ Matthew R. Van Steenhuyse
                                   -------------------------------------------
                                   Name:  Matthew R. Van Steenhuyse
                                          ------------------------------------
                                   Title: Senior Vice President
                                          ------------------------------------